Exhibit 99.1

Kairos Global Technology, Inc.

Financial Statements
For the period from incorporation October 19, 2017 to November 3, 2017

(Expressed in US Dollars, unless otherwise noted)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of Kairos Global Technology, Inc.
We have audited the accompanying balance sheet of Kairos Global Technology, Inc. (the "Company") as of November 3, 2017, and the related statements of loss and comprehensive loss, stockholders' equity and cash flows for the period from October 19, 2017 (date of incorporation) to November 3, 2017. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kairos Global Technology, Inc. as of November 3, 2017, and the results of its operations and its cash flows for the period from October 19, 2017 (date of incorporation) to November 3, 2017, in conformity with accounting principles general accepted in the United States of America.
/s/ MNP LLP
Toronto, Ontario January 4, 2018	Chartered Professional Accountants Licensed Public Accountants

KAIROS GLOBAL TECHNOLOGY, INC.
BALANCE SHEET
AS AT NOVEMBER 3, 2017
(Expressed in US dollars)

		November 3,
	Note	2017

		$
ASSETS
CURRENT
Cash		1,130,927
Total current assets		1,130,927

Equipment (net)	4	2,089,679
Total assets		3,220,606

LIABILITIES
CURRENT
Due to stockholders	7	45,644
Total current liabilities		45,644

Total liabilities		45,644

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value, 40,000,000 shares authorized, 1,750,001 issued and outstanding	5	1,750
Additional Paid-In Capital		3,173,257
Deficit		(45)
Total stockholders' equity		3,174,962

Total liabilities and stockholders' equity		3,220,606

Nature of operations (Note 1)
Commitments and contingencies (Note 8)
Subsequent events (Note 10)

The accompanying notes are an integral part of the financial statements.

Kairos Global Technology, Inc.
Statement of Loss and Comprehensive Loss
For the period from incorporation October 19, 2017 to November 3, 2017
(Expressed in US dollars)

$
OPERATING EXPENSES
General and administrative	45
TOTAL OPERATING EXPENSES	(45)

NET LOSS AND COMPREHENSIVE LOSS	(45)

Net income (loss) per share
Basic and diluted	$(0.00)

Weighted average shares outstanding	1,350,001

The accompanying notes are an integral part of the financial statements.

Kairos Global Technology, Inc.
Statement of Changes in Stockholders' Equity
For the period from incorporation October 19, 2017 to November 3, 2017
(Expressed in US dollars)

	Common Stock			Retained earnings	Additional Paid-In
	Number of shares	Amount		(deficit)	Capital	Total
		$		$	$	$
Balance, October 19, 2017	-		-	-	-		-
Issuance of common stock	1,750,001		1,750	-	3,173,257		3,175,007
Comprehensive loss for the period	-		-	(45)	-		(45)
Balance, November 3, 2017	1,750,001		1,750	(45)	-		3,174,962

The accompanying notes are an integral part of the financial statements.

Kairos Global Technology, Inc.
Statement of Cash Flows
For the period from incorporation October 19, 2017 to November 3, 2017
(Expressed in US dollars)

$
OPERATING ACTIVITIES

Net loss for the period	(45)
Cash flows from (used in) operating activities	(45)

FINANCING ACTIVITIES

Advances from stockholders	45,644
Issuance of common shares	3,175,007
Cash flows from financing activities	3,220,651

INVESTING ACTIVITIES

Purchase of equipment	(2,089,679)
Cash flows used in investing activities	(2,089,679)

Change in cash during the period	1,130,927
Cash, beginning of period	-
Cash, end of period	1,130,927

The accompanying notes are an integral part of the financial statements.

Kairos Global Technology, Inc.
For the period from incorporation October 19, 2017 to November 3, 2017
Notes to the Financial Statements
(Expressed in US dollars)

1.	Nature of operations
Kairos Global Technology Inc. ("Kairos" or the "Company") was incorporated in October 2017 under the laws of the State of Nevada. The Company deploys technological assets for cryptocurrency mining. The registered address of the Company is 1 East Liberty Street, Suite 600, Reno, Nevada 89501.
This balance sheet was authorized for issue by the Board of Directors on January 4, 2018.

2.	Significant accounting policies

Basis of presentation
The Company prepares its financial statements under the accrual basis of accounting, in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The financial statements are presented in US dollars, which is the Company's functional currency.
Cash
Cash include only cash maintained in bank accounts. The Company maintains its cash in bank accounts in amounts that may exceed federally insured limits. The Company has not experienced any losses in these accounts in the past. The fair value of cash approximates their current carrying amounts.
Equipment
Equipment is carried at cost less accumulated depreciation. Depreciation is recognized in profit or loss on a straight-line basis over the estimated useful lives of each part of an item of equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the assets. The estimated useful life for the current equipment is 3 years.
Depreciation methods, useful lives and residual values are reviewed at each financial year end and adjusted if appropriate. Expenditures for improvements that extend the useful lives of equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.
When assets are retired or otherwise disposed of, the cost and accumulated depreciation is removed from the accounts and any resulting gain or loss is reflected in operations in the period realized.
Fair value of financial instruments
The Company's financial instruments include cash, and due to stockholders. Pursuant to FASB ASC 820 "Fair Value Measurements and Disclosures", the Company utilizes fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures.

Kairos Global Technology, Inc.
For the period from incorporation October 19, 2017 to November 3, 2017
Notes to the Financial Statements
(Expressed in US dollars)

The Company discloses the estimated fair value of its financial instruments according to a fair value hierarchy (Level 1, 2 and 3).  The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels are defined as follows:
Level 1 - Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2 - Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.
Cash and due to stockholders are recorded at carrying values that approximate their fair value as they have maturities of less than one year. The fair value of the due to stockholders is fairly reflected by the book value as it has interest rates which are similar to current market interest rates.
Income taxes
Deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amounts expected to be realized.
Income taxes are computed in accordance with the provisions of ASC Topic 740, which requires, among other things, a liability approach to calculating deferred income taxes. The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in its consolidated financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the periods in which the differences are expected to reverse. The Company is required to make certain estimates and judgments about the application of tax law, the expected resolution of uncertain tax positions and other matters. In the event that uncertain tax positions are resolved for amounts different than the Company's estimates, or the related statutes of limitations expire without the assessment of additional income taxes, the Company will be required to adjust the amounts of related assets and liabilities in the period in which such events occur. Such adjustment may have a material impact on the Company's income tax provision and results of operations.
Recent accounting pronouncements
In November 2015, the FASB issued ASU No. 2015-17, "Balance Sheet Classification of Deferred Taxes," which requires that deferred tax liabilities and assets be classified on our Balance Sheets as noncurrent based on an analysis of each taxpaying component within a jurisdiction. ASU No. 2015-17 is effective for the fiscal year commencing after December 15, 2017. The Company does not anticipate that the adoption of ASU No. 2015-17 will have a material effect on the balance sheet or the results of operations.

Kairos Global Technology, Inc.
For the period from incorporation October 19, 2017 to November 3, 2017
Notes to the Financial Statements
(Expressed in US dollars)

In January 2016, the FASB issued ASU 2016-01, "Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities". ASU 2016-01 requires equity investments (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income, requires public business entities to use the exit price notion when measuring the fair value of financial instruments for disclosure purposes, requires separate presentation of financial assets and financial liabilities by measurement category and form of financial asset, and eliminates the requirement for public business entities to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost. For the Company, ASU 2016-01 is effective for annual reporting periods, including interim reporting periods within those periods, beginning after December 15, 2018, and early adoption is permitted. The Company is currently evaluating the potential impact this standard may have on the financial statements and the timing of adoption.
In February 2016, the FASB issued ASU 2016-02, Leases. This update requires organizations that lease assets to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases. The new guidance will also require additional disclosure about the amount, timing and uncertainty of cash flows arising from leases. The provisions of this update are effective for annual and interim periods beginning after December 15, 2018. The Company is still assessing the impact that the adoption of ASU 2016-02 will have on the balance sheet and the results of operations.
In August 2016, the FASB issued ASU 2016-15, "Statement of Cash Flow - Classification of Certain Cash Receipts and Cash Payments (Topic 230)" ("ASU 2016-15"), which addresses a few specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. For the Company, the amendments are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. Early adoption is permitted, including adoption in an interim period. If the Company early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The Company is still assessing the impact that the adoption of ASU 2016-15 will have on the financial position and the results of operations.
In January 2017, the FASB issued ASU 2017-01, "Business Combinations: Clarifying the definition of a Business" which amends the current definition of a business. Under ASU 2017-01, to be considered a business, an acquisition would have to include an input and a substantive process that together significantly contributes to the ability to create outputs. ASU 2017-01 further states that when substantially all of the fair value of gross assets acquitted is concentrated in a single asset (or a group of similar assets), the assets acquired would not represent a business. The new guidance also narrows the definition of the term "outputs" to be consistent with how it is described in Topic 606, Revenue from Contracts with Customers. The changes to the definition of a business will likely result in more acquisitions being accounted for as asset acquisitions. ASU 2017-01 is effective for acquisitions commencing on or after June 30, 2019, with early adoption permitted. Adoption of this guidance will be applied prospectively on or after the effective date. The Company is still assessing the impact that the adoption of ASU 2017-01 will have on the financial position and the results of operations.
In May 2017, the FASB issued ASU No. 2017-09, Compensation-Stock Compensation (Topic 718): Scope of Modification Accounting ("ASU 2017-09"). ASU 2017-09 clarifies which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. The standard is effective for interim and annual reporting periods beginning after December 15, 2017, with early adoption permitted. The Company is still assessing the impact that the adoption of ASU 2017-09 will have on the financial position and the results of operations.

Kairos Global Technology, Inc.
For the period from incorporation October 19, 2017 to November 3, 2017
Notes to the Financial Statements
(Expressed in US dollars)

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260) Distinguishing Liabilities from Equity (Topic 480) Derivatives and Hedging (Topic 815): I. Accounting for Certain Financial Instruments with Down Round Features; II. Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception ("ASU 2017-11"). ASU 2017-11 allows a financial instrument with a down-round feature to no longer automatically be classified as a liability solely based on the existence of the down-round provision. The update also means the instrument would not have to be accounted for as a derivative and be subject to an updated fair value measurement each reporting period. The standard is effective for interim and annual reporting periods beginning after December 15, 2018, with early adoption permitted. The Company is still assessing the impact that the adoption of ASU 2017-11 will have on the financial position and the results of operations.

4.	Equipment
Equipment as at November 3, 2017 consisted of cryptocurrency mining equipment. The equipment purchased was not yet operational, and therefore no amortization was taken during the period.
5.	Stockholder's equity

		Common Stock
		Number of Shares	Amount
			$
Balance. October 19, 2017	(i), (ii)	-	-
Issuance of common stock		1,750,001	1,750
Balance, November 3, 2017		1,750,001	1,750

(i)	On October 30, 2017, the Company issued 750,000 shares of common stock at a price of $0.10 with a par value of $0.001 per share.
(ii)	On October 31, 2017, the Company issued 1,000,001 shares of common stock at a price of $3.10 with a par value of $0.001 per share.

6.	Income Taxes
The provision for income taxes for the period ended November 3, 2017 consisted of the following:
Current taxes	$-
Deferred taxes	10
Change in valuation allowance	(10)
Total taxes for the period	-
The Company's income tax rate computed at the statutory federal rate of 34% differs from its effective tax rate primarily due to Current and deferred tax rate difference and deferred tax asset valuation allowance.

Kairos Global Technology, Inc.
For the period from incorporation October 19, 2017 to November 3, 2017
Notes to the Financial Statements
(Expressed in US dollars)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realizability of deferred tax assets, management evaluates whether it is more likely than not that some portion or all of its deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on Management's evaluation, the net deferred tax asset was offset by a full valuation allowance. The Company's deferred tax asset valuation allowance will be reversed if and when the Company generates sufficient taxable income in the future to utilize the tax benefits of the related deferred tax assets.
7.	Related party transactions
During the period, the Company purchased equipment of $2,089,679 from a company controlled by the president of the Company. The purchase was measured at the exchange amount.
During the period, the Company received excess funds of $45,644 from stockholders as part of its issuance of common stock. The funds were returned to the stockholders subsequent to the period.
8.	Commitments and contingencies
In the ordinary course of conducting its business, the Company may periodically be a defendant in various legal proceedings. Any estimated loss contingencies in excess of amounts covered by business liability insurance are included in accrued expenses. The Company determines the amount of the loss contingency based on the amount of exposure and an analysis of the likelihood that the Company will incur a loss. It is the best judgment of management that neither the financial position nor results of operations of the Company will be materially affected by the final outcome of these legal proceedings. During the period, the Company was not involved in legal proceedings and hence has not accrued any losses.
9.	Financial instruments and risk management
Risk management
In the normal course of its business, the Company is exposed to a number of financial risks that can affect its operating performance. These risks, and the actions taken to manage them, are as noted below.
Market risk
Market risk is the risk that the fair value of the future cash flows of a financial instrument will fluctuate because of changes in the market prices. The Company's cash includes cash held in bank accounts that earn interest at variable interest rates. Due to the short-term nature of these financial instruments, fluctuations in market rates do not have a significant impact on estimated fair values.
Liquidity risk
Liquidity risk is the risk that the Company may not be able to generate sufficient cash resources to settle its obligations as they fall due. The Company's strategy is to satisfy its liquidity needs using cash on hand, cash flow generated from operating activities, and cash flow provided by financing activities. As of November 3, 2017, the Company had a working capital surplus of $1,085,283.

Kairos Global Technology, Inc.
For the period from incorporation October 19, 2017 to November 3, 2017
Notes to the Financial Statements
(Expressed in US dollars)

Capital risk management
The capital of the Company includes stockholders' equity, which is comprised of issued common stock,  additional paid-in-capital and deficit. The Company's objective when managing its capital is to safeguard the ability to continue as a going concern in order to provide returns for its stockholders, and other stakeholders and to maintain a strong capital base to support the Company's core activities.
10.	Subsequent events

Subsequent to the period, the Company was acquired by Riot Blockchain, Inc. ("Riot") pursuant to a share exchange agreement.  Riot issued 1,750,001 Series B Convertible Preferred Stock, each convertible into one share of common stock of Riot, in exchange for all of the issued and outstanding common stock of the Company.